UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	February 2, 2009
(Date of earliest event reported):	January 29, 2009

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-733-4101

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2009, the Board of Directors of D&E Communications, Inc. (the “Company”) approved the D&E Communications, Inc. Exempt Employee 2009 Short-Term Incentive Plan (the “2009 Short-Term Incentive Plan”), effective as of January 1, 2009. The 2009 Short-Term Incentive Plan is filed as an exhibit to this Current Report. The 2009 Short-Term Incentive Plan provides for the payment of cash bonuses to certain eligible employees of the Company, subject to the satisfaction of certain Company and individual performance measures, including achievement of a certain level of earnings before interest, taxes, depreciation and amortization (EBITDA). The amounts that could be earned by the named executive officers of the Company, if the threshold, target and optimum performance measures are achieved, are expressed as percentages of each participant’s base salary as of the end of the performance term. The percentage levels under the 2009 Short-Term Incentive Plan applicable to the Company’s named executive officers are the same percentages levels that were in effect under the Company’s 2008 Short-Term Incentive Plan.

On January 29, 2009, the Board of Directors of the Company also approved the grant of performance restricted shares to certain employees of the Company pursuant to the 2008 Long-Term Incentive Plan of D&E Communications, Inc. (the “LTIP”), effective as of January 1, 2009 including the performance restricted shares granted as set forth below.

Name	Number of Performance Restricted Shares
Thomas E. Morell Senior Vice President, Chief Financial Officer, Secretary and Treasurer	7,133
Albert H. Kramer Senior Vice President, Operations	7,133
Stuart L. Kirkwood Vice President, Engineering Operations	2,853
Leonard J. Beurer Vice President of Regulatory	2,853

At his request, the Company’s President and Chief Executive Officer, James W. Morozzi, voluntarily declined to be considered for an award of performance restricted shares.

Awards granted under the LTIP entitle a participant to receive a target number of shares of common stock based on the Company's attainment of predetermined goals over a specified performance period. The performance restricted shares granted on January 29, 2009 will be earned only upon the Company's attainment of a net income goal during any fiscal year during the three year performance period beginning January 1, 2009 and continued employment at the end of such performance period.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	D&E Communications, Inc. 2009 Exempt Employee Short-Term Incentive Plan
99.2	Form of Performance Restricted Shares Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2009	D&E COMMUNICATIONS, INC. By:/s/ Thomas E. Morell Thomas E. Morell Sr. V/P, CFO, Secretary and Treasurer

4